                                                                    EXHIBIT 32.1


                       CAPSTEAD SECURITIES CORPORATION IV
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capstead Securities Corporation IV (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew F. Jacobs, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 11, 2003                  By: /s/ ANDREW F. JACOBS
                                            ----------------------------------
                                            Andrew F. Jacobs
                                            Chairman and Chief Executive
                                            Officer and President


In connection with the Quarterly Report of Capstead Securities Corporation IV (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip A. Reinsch, Senior Vice President - Control of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 11, 2003                  By: /s/ PHILLIP A. REINSCH
                                            -----------------------------------
                                            Phillip A. Reinsch
                                            Senior Vice President - Control